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                                                                   Exhibit 10.47

            FIRST AMENDMENT TO SECURITY AGREEMENT: SECURITIES ACCOUNT

     This First Amendment to Security Agreement: Securities Account ("First Amendment") is made and entered into as of the 28th day of February, 2005 by and between CORIXA CORPORATION, a Delaware corporation ("Debtor"), and NDC NEW MARKETS INVESTMENTS IV, L.P., a Delaware limited partnership ("Lender").

     WHEREAS, Debtor executed that certain Security Agreement: Securities Account dated March 2, 2004 wherein Debtor granted a security interest in that certain Securities Account (as therein defined) held at Wells Fargo Bank, National Association; and

     WHEREAS, the Debtor and Lender executed that certain Addendum to Security
Agreement: Securities Account dated March 2, 2004 wherein Debtor agreed to maintain a Collateral Value (as therein defined) in the Securities Account of at least $14,550,000; and

     WHEREAS, in connection with the execution of the Security Agreement, the Debtor executed that certain Securities Account Control Agreement wherein the Debtor agreed to maintain in the Securities Account (as therein defined) a minimum market value of $14,550,000; and

     WHEREAS, the Debtor and Lender desire to amend both the Security Agreement:
Securities Account and the Securities Account Control Agreement to provide that the minimum Collateral Value held in the Securities Account shall be at least $14,550,000 plus three months of interest calculated at the rate set forth in the Promissory Note secured by the Security Agreement.

     NOW THEREFORE, for and in consideration of their mutual promises, the Debtor and Lender each agree as follows:

     1. Amendment to Addendum to Security Agreement: Securities Account. The Debtor and Lender each agree to amend paragraph 1 of the Addendum to provide that the minimum Collateral Value shall be $14,550,000 plus three months of interest on such principal amount calculated at the rate set forth in the Promissory Note, such that after such amendment paragraph 1 shall be and hereinafter read as follows:

          "1. Securities Account Activity. So long as no Event of Default exists, Debtor, or any party authorized by Debtor to act with respect to the Securities Account, may (a) receive payments of interest and/or cash dividends earned on financial assets maintained in the Securities Account, (b) trade financial assets maintained in the Securities Account, so long as each trade of a financial asset is for an investment property of the same type as the financial asset being traded, and (c) withdraw financial assets from the Securities Account, so long as after giving effect to such withdrawal, (i) the Collateral Value of the Securities Account is not less than the amount required below, and (ii) the market value of the Securities Account is not less than $14,550,000.00 plus three months of interest at the rate set forth in the Promissory Note secured by this Agreement, which minimum market value may be reduced in accordance with the terms and conditions of this Section. Without Lender's prior written consent, except as permitted by the preceding sentence, neither Debtor nor any party other thank Lender may withdraw or receive any distribution of any Collateral from the Securities Account. The Collateral Value of the Securities Account shall at all times be equal to or greater than $14,550,000.00 plus three months of interest at the rate set forth in the Promissory Note secured by this Agreement, which minimum market value may be reduced if the principal amount of the Loan is reduced in accordance with
Section 1.5 of the Credit Agreement. Any reduction of the minimum market value of the Securities Account shall be made in an increment to correspond to a reduction in the principal amount of the Loan. In the event that the Collateral Value, for any reason and at any time, is less than the required amount, Debtor shall promptly make a principal


First Amendment to Security Agreement: Securities Account                 Page 1

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reduction on the Indebtedness or deposit additional assets of a nature satisfactory to Lender into the Securities Account, in either case in amounts or with values sufficient to achieve the required Collateral Value."

     2. Amendment to Securities Account Control Agreement. The Debtor and Lender each agree to amend paragraph 3(a) of the Securities Account Control Agreement to provide that the minimum Collateral Value shall be $14,550,000 plus three months of interest on such principal amount calculated at the rate set forth in the Promissory Note, such that after such amendment paragraph 3(a) shall be and hereinafter read as follows:

     (a) Until Intermediary is notified otherwise by Secured Party: (i) Customer, or any party authorized by Customer to act with respect to the Securities Account, may give trading instructions to Intermediary with respect to Collateral in the Securities Account so long as each trade of a financial asset is for an investment property of the same type as the financial asset being traded; (ii) Intermediary may distribute to Customer or any other party in accordance with Customer's directions that portion of the Collateral which consists of interest and/or cash dividends earned on financial assets maintained in the Securities Account; and (iii) Intermediary may permit Customer to withdraw financial assets from the Securities Account so long as after giving effect to any such withdrawal, the market value of the Securities Account is not less than $14,550,000.00 plus three months of Interest at the rate set forth in the Promissory Note secured by this Agreement, which minimum market value may be reduced if the principal amount of the Loan is reduced in accordance with
Section 1.5 of the Credit Agreement. Any reduction of the minimum market value of the Securities Account shall be made in an increment to correspond to a reduction in the principal amount of the Loan. At no time during the term of the Loan shall the principal amount of the Loan exceed the required minimum market value of the Securities Account.

     3. Corporate Authority. The Debtor has the corporate power to execute and deliver this First Amendment and to perform all of its obligations in connection herewith and therewith. The execution and delivery by the Debtor of this First Amendment and the performance of its obligations in connection herewith and therewith: (i) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law, any order of any court or agency of government or the Articles of Incorporation or Bylaws of such entity; (iii) will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any agreement or other instrument; and (iv) will not require any registration with, consent or approval of or other action by any federal, state, provincial or other governmental authority or regulatory body.

     4. Ratification of Obligation. The Debtor does here acknowledge, ratify and confirm that it is obligated and indebted to Lender as evidenced by the Credit Agreement (as defined in the Security Agreement), the Security Agreement:
Securities Account and all other loan documents executed in connection with the Credit Agreement.

     5. Ratification of Agreements. The Security Agreement : Securities Account, as hereby amended, is acknowledged, ratified and confirmed in all respects as being valid, existing, and of full force and effect. Any reference to the Security Agreement in the Credit Agreement or any loan document shall be deemed to be a reference to the Security Agreement as amended by this First Amendment. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.


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     6. Governing Law. This First Amendment shall be governed by and construed in all respects in accordance with the laws of the State of Washington and any applicable laws of the United States of America, including construction, validity and performance.

     7. Counterparts. This First Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same First Amendment.

     8. ENTIRE AGREEMENT. THIS FIRST AMENDMENT, TOGETHER WITH ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND ALL PRIOR AGREEMENTS RELATIVE THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE TERMINATED. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS FIRST AMENDMENT, AND THE LOAN DOCUMENTS MAY BE AMENDED, REVISED, WAIVED, DISCHARGED, RELEASED OR TERMINATED ONLY BY A WRITTEN INSTRUMENT OR INSTRUMENTS, EXECUTED BY THE PARTY AGAINST WHICH ENFORCEMENT OF THE AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION IS ASSERTED. ANY ALLEGED AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION WHICH IS NOT SO DOCUMENTED SHALL NOT BE EFFECTIVE AS TO ANY PARTY.

     IN WITNESS WHEREOF, this First Amendment is executed effective as of the date first written above.

DEBTOR:                                 CORIXA CORPORATION


                                        By: /s/ GREGORY COX
                                            ------------------------------------
                                        Its: Treasurer


LENDER:                                 NDC NEW MARKETS INVESTMENTS IV, L.P.

                                        By: HEDC New Markets, Inc.
                                        Its: General Partner


                                        By: /s/ Robert W. Davenport
                                            ------------------------------------
                                            Robert W. Davenport, Chairman


First Amendment to Security Agreement: Securities Account                 Page 3